Exhibit 10.4
Execution Version
PROMISSORY NOTE - GARRISON

$19,490,122.54	August 17, 2012
FOR VALUE RECEIVED, KBS REIT PROPERTIES, LLC, KBS ACQUISITION SUB-OWNER 5, LLC, KBS ACQUISITION SUB-OWNER 6, LLC, KBS ACQUISITION SUB-OWNER 7, LLC and KBS ACQUISITION SUB-OWNER 8, LLC, each a Delaware limited liability company, and each having an address at c/o KBS Capital Advisors, 620 Newport Center Dr., Suite 1300, Newport Beach, CA 092660 (individually and collectively, “Maker”), jointly and severally promises to pay to the order of GARRISON COMMERCIAL FUNDING XI LLC, a Delaware limited liability company, at its principal place of business at 1350 Avenue of the Americas, 9th Floor, New York, New York 10019 (together with its successors and assigns, “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of NINETEEN MILLION FOUR HUNDRED NINETY THOUSAND ONE HUNDRED TWENTY-TWO DOLLARS and FIFTY-FOUR CENTS ($19,490,122.54), in lawful money of the United States of America, with interest on the unpaid principal balance from time to time outstanding to be computed in the manner, at the times and, subject to the provisions of Section 2.2.2 of that certain Loan Agreement (as amended, modified, restated, consolidated, replaced or supplemented from time to time, the “Loan Agreement”), dated as of the date hereof, between Maker, Gramercy Investment Trust, a Maryland real estate investment trust, and Payee, at the Interest Rate provided in the Loan Agreement. Capitalized terms used but not defined herein shall have the respective meanings given such terms in the Loan Agreement.
1.    Payment Terms. Maker shall pay to Payee the monthly interest on the unpaid Principal and Required Amortization Payments in the manner and at the times specified in Article 2 of the Loan Agreement, which payments shall be applied in the order of priority set forth in said Article 2. Maker shall also pay to Payee interest at the Default Rate, Late Payment Charges, the Prepayment Premium, if any, and all other amounts due and payable as and when provided for in the Loan Agreement. The balance of the Principal, together with all accrued and unpaid interest thereon, and all other amounts payable to Payee hereunder, under the Loan Agreement and under the other Loan Documents shall be due and payable on the Maturity Date.
2.    Loan Documents. This Note is evidence of that certain loan made by Payee to Maker contemporaneously herewith and is executed pursuant to the terms and conditions of the Loan Agreement. This Note is secured by and entitled to the benefits of, among other things, the Pledge and the other Loan Documents. Reference is made to the Loan Documents for a description of the nature and extent of the security afforded thereby, the rights of the holder hereof in respect of such security, the terms and conditions upon which this Note is secured and the rights and duties of the holder of this Note. All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Documents to be kept and performed by Maker are by this reference hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth in this Note, and Maker covenants and agrees to keep and perform the same, or cause the same to be kept and performed, in accordance with their terms.
3.    Loan Acceleration; Prepayment. The Debt shall, without notice, become immediately due and payable at the option of Payee upon the happening of any Event of Default. This Note may be prepaid in accordance with, and as expressly provided in, and subject to the terms and conditions of, the Loan Agreement.
4.    Revival. To the extent that Maker makes a payment or Payee receives any payment or proceeds for Maker’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under the Bankruptcy Code or any other bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Payee.
5.    Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.
6.    Waiver. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration except as otherwise expressly provided in the Loan Documents. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Payee and any other person or party other than Lender (which must so agree in writing) shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other person or party who may become liable under the Loan Documents, for the payment of all or any part of the Debt.
7.    Exculpation. It is expressly agreed that recourse against Maker for failure to perform and observe its obligations contained in this Note shall be limited as and to the extent provided in Section 11.1 of the Loan Agreement.
8.    Notices. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

9.    Joint and Several. If more than one Person constitutes Maker, each Person constituting Maker hereunder shall have joint and several liability for the obligations of Maker hereunder.
10.    Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS EXCEPT THAT IT IS THE INTENT OF MAKER THAT THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS NOTE) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, WHICH LAWS OF THE UNITED STATES OF AMERICA SHALL, TO THE EXTENT THE SAME PREEMPT SUCH STATE LAWS, GOVERN AND BE CONTROLLING.
[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.
MAKER:
KBS REIT PROPERTIES, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer
[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURE PAGE TO PROMISSORY NOTE (GARRISON)]

KBS ACQUISITION SUB-OWNER 5, LLC,
KBS ACQUISITION SUB-OWNER 6, LLC,
KBS ACQUISITION SUB-OWNER 7, LLC,
KBS ACQUISITION SUB-OWNER 8, LLC,
each a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer

[SIGNATURE PAGE TO PROMISSORY NOTE (GARRISON)]